Exhibit 99.2

Energy 11, L.P.

Unaudited Pro Forma Condensed Combined Financial Statements

Introduction

On March 31, 2017, Energy 11 Operating Company, LLC, a wholly owned subsidiary of Energy 11, L.P. (together, the “Partnership”), closed on the purchase of all of the issued and outstanding limited liability company interests (“Acquisition No. 2”) of Kaiser Acquisition and Development – Whiting, LLC, which represents an approximate average 10.5% non-operated working interest in 82 of the Partnership’s 216 existing producing wells and 150 of the Partnership’s 257 future development locations in the Sanish field located in Mountrail County, North Dakota (collectively, the “Sanish Field Assets”). The purchase price for Acquisition No. 2 was $53.0 million, subject to customary adjustments, and consisted of cash payments totaling $20.0 million and the delivery of a promissory note in favor of the seller of $33.0 million. With the closing of Acquisition No. 2, the Partnership increased its non-operated working interest in the Sanish Field Assets to approximately 26-27%.

On January 11, 2017, the Partnership closed on the purchase of all of the issued and outstanding limited liability company interests (“Acquisition No. 1”) of Kaiser-Whiting, LLC, which represented an approximate 11% non-operated working interest in approximately 216 existing producing wells and approximately 257 future development locations in the Sanish Field Assets. The purchase price for Acquisition No. 1 was $130.0 million, subject to customary adjustments, and consisted of cash payments totaling $90.0 million and the delivery of a promissory note in favor of the seller of $40.0 million. The Partnership paid the $40.0 million promissory note, which bore interest at 5% up to the payoff date, in full on February 23, 2017. With the closing of Acquisition No. 1, the Partnership increased its non-operated working interest in the Sanish Field Assets to approximately 22-23%. The Partnership’s original purchase of an 11% non-operated working interest in the Sanish Field Assets was completed in December 2015.

The following unaudited pro forma condensed combined financial statements have been prepared to give pro forma effect to Acquisition No. 1 and Acquisition No. 2, which have been accounted for as asset purchases, as if the acquisitions and the related financing transactions, consisting of the Partnership’s ongoing public offering of the Partnership’s common units and the issuance of the seller notes, had occurred on the dates indicated.

The unaudited pro forma condensed combined financial statements include a balance sheet as of December 31, 2016 and a statement of operations for the year ended December 31, 2016. The unaudited pro forma condensed combined balance sheet and condensed combined statement of operations were derived from the historical audited financial statements of the Partnership as of and for the year ended December 31, 2016 and from the historical financial statements of the sellers.

The unaudited pro forma condensed combined balance sheet gives effect to Acquisition No. 1, Acquisition No. 2 and the related financing transactions of each acquisition as if they occurred on December 31, 2016. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 gives effect to Acquisition No. 1, Acquisition No. 2 and the related financing transactions of each acquisition as if they occurred on January 1, 2016.

The unaudited pro forma condensed combined financial statements and the accompanying unaudited pro forma notes should be read in conjunction with the Partnership’s historical financial statements and related notes for the year ended December 31, 2016, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, together with (a) the audited Statements of Revenues and Direct Operating Expenses of Properties to be acquired by Energy 11, L.P. From Kaiser Acquisition and Development – Whiting, LLC under agreement dated March 8, 2017, which are included in this Form 8-K, and (b) the audited financial statements of Kaiser-Whiting, LLC as of December 31, 2015 and for each of the years in the three year period ended December 31, 2015 and the unaudited financial statements as of September 30, 2016 and 2015 and for the nine months ended September 30, 2016 and 2015, which were filed in the Partnership’s Form 8-K/A on January 5, 2017.

The unaudited pro forma condensed combined financial statements presented herein are based on the assumptions and adjustments described in the accompanying unaudited pro forma notes.  The unaudited pro forma condensed combined financial statements are presented for illustrative purposes and are not indicative of what the financial position might have been or what results of operations might have been achieved had the acquisition and related transactions occurred as of the dates indicated or the financial position or results of operations that might be achieved for any future periods.

Energy 11, L.P.
Unaudited Pro Forma Condensed Combined Balance Sheet
December 31, 2016

	Energy 11, L.P. Historical	Acquisition No. 1 Pro Forma Adjustments		Acquisition No. 2 Pro Forma Adjustments		Energy 11, L.P. Pro Forma as Adjusted
			Notes		Notes
	(1)	(2)		(3)

Assets
Cash and cash equivalents	$86,800,596	$(120,000,000)	(A)	$(53,000,000)	(AA)	$5,300,596
		39,600,000	(B)	18,900,000	(B)
				33,000,000	(C)
Oil, natural gas and natural gas liquids revenue receivable	2,718,296	-		-		2,718,296
Other current assets	10,038,221	(10,000,000)	(D)	-		38,221
Total Current Assets	99,557,113	(90,400,000)		(1,100,000)		8,057,113

Oil, natural gas and NGL interests, net	151,554,972	130,781,628	(A)	53,318,664	(AA)	335,655,264

Total Assets	$251,112,085	$40,381,628		$52,218,664		$343,712,377

Liabilities and Partners’ Equity
Note payable	$-	$-		$33,000,000	(C)	$33,000,000
Accounts payable and accrued expenses	2,693,023	781,628	(A)	318,664	(AA)	3,793,315
Total Current Liabilities	2,693,023	781,628		33,318,664		36,793,315

Limited partners' interest	248,420,789	39,600,000	(B)	18,900,000	(B)	306,920,789
General partners' interest	(1,727)	-		-		(1,727)
Class B Units	-	-		-		-

Total Partners’ Equity	248,419,062	39,600,000		18,900,000		306,919,062

Total Liabilities and Partners’ Equity	$251,112,085	$40,381,628		$52,218,664		$343,712,377

See accompanying notes to unaudited pro forma condensed combined financial statements.

(1) Balance sheet amounts obtained from the audited financial statements of Energy 11, L.P. as of December 31, 2016.

(2) Balance sheet pro forma adjustments related to Energy 11, L.P.'s completed acquisition of an additional approximate 11% non-operated working interest in the Sanish Field Assets, which closed on January 11, 2017.

(3) Balance sheet pro forma adjustments related to Energy 11, L.P.'s completed acquisition of an additional approximate 4% non-operated working interest in the Sanish Field Assets, which closed on March 31, 2017.

Energy 11, L.P.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2016

	Energy 11, L.P. Historical Year Ended 12/31/2016	Acquisition No. 1 Historical Year Ended 12/31/2016	Acquisition No. 2 Historical Year Ended 12/31/2016	Pro Forma Adjustments	Notes	Energy 11, L.P. Pro Forma as Adjusted
	(1)	(2)	(3)	(4)

Revenue
Oil, natural gas and natural gas liquids revenues	$20,365,338	$20,365,338	$6,128,000	$647,900	(E)	$47,506,576

Operating costs and expenses
Operating expenses, excluding depreciation and amortization	7,681,323	7,681,323	1,814,000	647,900	(E)	17,824,546
Management fees	886,306	-	-	-		886,306
Acquisition related costs	77,550	-	-	(77,550)	(F)	-
General and administrative expenses	1,291,053	457,333	-	-		1,748,386
Depreciation, depletion and amortization	9,526,865	7,594,667	-	(7,594,667)	(G)	20,201,315
				7,810,557	(H)
				2,863,893	(I)
Total operating costs and expenses	19,463,097	15,733,323	1,814,000	3,650,133		40,660,553

Operating income (loss)	902,241	4,632,015	4,314,000	(3,002,233)		6,846,023

Interest expense, net	6,132,805	-	-	1,650,000	(J)	7,782,805

Net income (loss)	$(5,230,564)	$4,632,015	$4,314,000	$(4,652,233)		$(936,782)

Basic and diluted net loss per common unit	$(0.69)					$(0.06)

Weighted average common units outstanding - basic and diluted	7,538,180			7,221,336	(K)	14,759,516

See accompanying notes to unaudited pro forma condensed combined financial statements.

(1) Income statement amounts obtained from the audited financial statements of Energy 11, L.P. for the fiscal year ended December 31, 2016.

(2) Income statement amounts represent historical financial information from Acquisition No. 1.

(3) Income statement amounts represent historical financial information from Acquisition No. 2.

(4) Income statement pro forma adjustments related to Energy 11, L.P.'s completed Acquisitions No. 1 and No. 2 of additional non-operated working interests in the Sanish Field Assets.

Energy 11, L.P.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Presentation

The unaudited pro forma condensed combined balance sheet of the Partnership as of December 31, 2016, gives effect to the completed Acquisition No. 1, which represents the purchase of an approximate 11% non-operated working interest in the Sanish Field Assets from Kaiser-Whiting, LLC, and the related financing transactions of Acquisitions No. 1. The related financing transactions consist of the completed sale of common units from the Partnership’s ongoing offering of 2.1 million common units raised subsequent to the Partnership’s unaudited pro forma condensed combined balance sheet date of December 31, 2016, and before the Partnership’s filing of these unaudited pro forma financial statements, and the Partnership’s incurred debt balance of $40.0 million paid subsequent to the Partnership’s unaudited pro forma condensed combined balance sheet date of December 31, 2016, and before the Partnership’s filing of these unaudited pro forma financial statements, as though such transactions occurred at the close of business on December 31, 2016.

The unaudited pro forma condensed combined balance sheet of the Partnership as of December 31, 2016, also gives effect to the completed Acquisition No. 2, which represents the purchase of an approximate 10.5% non-operated working interest in 82 of the Partnership’s 216 existing producing wells and 150 of the Partnership’s 257 future development locations in the Sanish Field Assets from Kaiser Acquisitions and Development – Whiting, LLC, and the related financing transactions of Acquisition No. 2. The related financing transactions consist of the completed sale of common units from the Partnership’s ongoing offering of 1.0 million common units raised subsequent to the Partnership’s unaudited pro forma condensed combined balance sheet date of December 31, 2016, and before the Partnership’s filing of these unaudited pro forma financial statements, and the issuance by the Partnership of $33.0 million in debt to the seller, as though such transactions occurred at the close of business on December 31, 2016.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 gives effect to Acquisitions No. 1 and No. 2 and the related financing transactions as if they occurred on January 1, 2016. The unaudited pro forma statement of operations reflect the results of operations as if the Partnership held the combined approximate 26-27% non-operated working interest in the Sanish Field Assets as of January 1, 2016. The amounts reflected as revenues and expenses in the column labeled “Energy 11, L.P. Historical” for the year ended December 31, 2016 are the revenues and expenses of the Partnership’s initial approximate 11% non-operated working interest in the Sanish Field Assets acquired on December 18, 2015. The amounts reflected as revenues and expenses in the column labeled “Acquisition No. 1 Historical” for the year ended December 31, 2016 and the amounts reflected in the column labeled “Acquisition No. 2 Historical” for the year ended December 31, 2016 are the revenues and direct operating expenses for the period from the assets acquired in Acquisitions No. 1 and No. 2.

The unaudited pro forma condensed combined financial statements were derived by adjusting the Partnership’s historical financial statements for Acquisitions No. 1 and No. 2 and the related transactions.  The unaudited pro forma condensed combined financial statements are provided for informational purposes only and are not indicative of the Partnership’s financial position or results of operations had the transaction been consummated on the dates indicated or the financial position or results of operations for any future period or date.

The unaudited pro forma condensed combined financial statements and the accompanying unaudited pro forma notes should be read in conjunction with the Partnership’s historical audited financial statements and related notes for the year ended December 31, 2016, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, together with (a) the audited Statements of Revenues and Direct Operating Expenses to be acquired by Energy 11, L.P. from Kaiser Acquisition and Development – Whiting LLC under agreement dated March 8, 2017, and (b) the audited financial statements of Kaiser-Whiting, LLC as of December 31, 2015 and for each of the years in the three year period ended December 31, 2015 and the unaudited financial statements as of September 30, 2016 and 2015 and for the nine months ended September 30, 2016 and 2015.

2. Proved Reserves and Purchase Price Allocation

The acquisitions qualify as asset purchases under the Financial Accounting Standards Board’s Accounting Standards Update (“ASU”) 2017-01. As such, the Partnership has allocated the purchase price of the acquired assets ($130.0 million for Acquisition No. 1 and $53.0 million for Acquisition No. 2, respectively) based on each asset’s relative fair value. The purchase prices of $130.0 million and $53.0 million are reflected in the accompanying pro forma condensed combined balance sheet as Oil, natural gas and NGL interests, net, based on the successful efforts method of accounting. For purposes of estimating depletion in the accompanying unaudited pro forma condensed combined statements of operations, the purchase prices have been allocated to oil and gas properties on a combined basis using estimates of reserves.  The purchase price allocations for Acquisitions No. 1 and No. 2 are preliminary and are subject to customary adjustments.

3. Pro Forma Adjustments

The pro forma adjustments made herein are based upon management’s preliminary estimates and assumptions that are subject to finalization. The final allocation may differ materially from the estimates reflected in these pro forma condensed combined financial statements.

Adjustments to the pro forma condensed combined balance sheet

(A) – Acquisition No. 1: reflects the cash consideration paid at closing for the membership interests and purchase price allocation, subject to customary adjustments, including the estimated asset retirement obligation of $0.8 million. Acquisition costs related to the transaction will be capitalized and included as part of the purchase price.

(AA) – Acquisition No. 2: reflects the consideration paid at closing for the membership interests and purchase price allocation, subject to customary adjustments, including the estimated asset retirement obligation of $0.3 million. Acquisition costs related to the transaction will be capitalized and included as part of the purchase price.

(B) – Reflects the net cash received with respect to the common units issued in a public offering of common units representing limited partner interests in the Partnership subsequent to the unaudited pro forma condensed combined balance sheet date of December 31, 2016, and before the filing of these pro forma financial statements. During this period, the Partnership sold approximately 3.1 million common units at $20 per common unit, resulting in approximately $62.3 million in gross proceeds to the Partnership, and $58.5 million net of selling and marketing commissions. Of the total 3.1 million common units sold, the Partnership used the proceeds of the sale of approximately 2.1 million common units for Acquisition No. 1, or approximately $42.1 million in gross proceeds and $39.6 million net of selling and marketing commissions. The Partnership used the proceeds of the sale of approximately 1.0 million common units for Acquisition No. 2, or approximately $20.1 million in gross proceeds to the Partnership, and $18.9 million net of selling and marketing commissions.

(C) – Acquisition No. 2: reflects $33.0 million from the issuance of secured debt to the seller as part of the purchase price.

(D) – Reflects $10.0 million in cash deposits paid in 2016 applied to the purchase price at closing.

Adjustments to the pro forma condensed combined statements of operations

(E) – For Acquisition No. 2, Kaiser Acquisitions and Development – Whiting, LLC discloses oil, natural gas and natural gas liquids revenues net of operating expenses; therefore, the pro forma adjustment reflects the reclassification of operating expenses from oil, natural gas and natural gas liquids revenues to reflect the same classification as the Partnership’s financial statements.

(F) – Reflects the elimination of acquisition costs incurred in 2016, prior to the Partnership’s adoption of ASU 2017-01, on the Partnership’s historical statement of operations, as these are nonrecurring charges directly attributable to Acquisition No. 1. Effective January 1, 2017, the Partnership adopted ASU 2017-01, which reflects Acquisitions No. 1 and No. 2 as asset purchases; therefore, all acquisition costs incurred on or subsequent to January 1, 2017 will be capitalized and included as part of the purchase price, as noted in Adjustments (A) and (AA).

(G) – Reflects the elimination of Kaiser-Whiting, LLC’s depletion of its oil, natural gas and NGL interests under the full cost method of accounting.

(H) – Reflects depletion calculated by allocation of the total purchase price of Acquisition No. 1 to combined estimates of oil and gas reserves acquired based on historical reserve information and production quantities for each of the periods presented and accretion of the asset retirement obligations using the successful efforts method of accounting.

(I) – Reflects depletion calculated by allocation of the total purchase price of Acquisition No. 2 to combined estimates of oil and gas reserves acquired based on historical reserve information and production quantities for each of the periods presented and accretion of the asset retirement obligations using the successful efforts method of accounting.

(J) – Reflects interest expense incurred on the $33.0 million secured debt issued in conjunction with Acquisition No. 2, at an annual interest rate of 5%.

(K) – Reflects the increase in weighted average shares for the assumed acquisition date of January 1, 2016 and the shares issued subsequent to December 31, 2016 discussed in Adjustment (B) for Acquisitions No. 1 and No. 2.